SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement                  [ ] Confidential, For Use
                                                      of the Commission Only (as
[x]  Definitive Proxy Statement                       permitted by Rule
                                                      14a-6(e)(2))
[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
                           Lahaina Acquisitions, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant) Payment of Filing Fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)  Title of each class of securities to which transaction applies:

                -------------------------------------------------------------
        (2)  Aggregate number of securities to which transaction applies:

                -------------------------------------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
               0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                -------------------------------------------------------------
        (4)  Proposed maximum aggregate value of transaction:
                -------------------------------------------------------------

                           LAHAINA ACQUISITIONS, INC.
                       14001 EAST ILIFF AVENUE, SUITE 704
                                DENVER, CO 80014

                                  May 28, 2002


TO THE STOCKHOLDERS OF LAHAINA ACQUISITIONS, INC.

Dear Stockholder:

         The Annual Meeting of Stockholders (the "Meeting") of Lahaina Acquisitions, Inc., a Colorado corporation ("Lahaina"), will be held at 14001 East Iliff Avenue, Suite 704, Denver, CO on June 18, 2002, at 9:00 A.M., Mountain Time.

         Details of the business to be conducted at the Meeting are in the attached Proxy Statement and Notice of Meeting of Stockholders.

         It is important that your shares be represented and voted at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Returning the proxy does NOT deprive you of your right to attend the Meeting. If you decide to attend the Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

         On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of Lahaina. We look forward to seeing you at the Meeting.

                                                     Sincerely,



                                                     Dan E. Moudy
                                                     Chief Executive Officer,
                                                     President and Director

                           LAHAINA ACQUISITIONS, INC.
                       14001 EAST ILIFF AVENUE, SUITE 704
                                DENVER, CO 80014
                            ------------------------

                        NOTICE OF MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 18, 2002

         The Annual Meeting of Stockholders (the "Meeting") of Lahaina Acquisitions, Inc., a Colorado corporation ("Lahaina"), will be held at 14001 East Iliff Avenue, Suite 704, Denver, CO on June 18, 2002, at 9:00 A.M., Mountain Time, for the following purposes:

     1. To re-elect four (4) directors and elect one (1) new director to the Board of Directors to serve until the 2003 Annual Meeting of Stockholders or until their successors have been duly elected and qualified;

     2. To ratify the appointment of Moore Stephens Frost, P.C. ("Moore Stephens Frost") as Lahaina's independent public accountants for the fiscal year ending September 30, 2002;

     3. To approve an amendment to Lahaina's Articles of Incorporation, as amended, and to authorize the Board of Directors, to change the name of Lahaina to "UCAP Incorporated";

     4. To approve and ratify the Lahaina Acquisitions, Inc. Amended and Restated Stock Plan; and

     5. To act upon any and all matters incident to the foregoing, and such other business as may legally come before the meeting and any adjournments or postponements thereof.

         The foregoing items of business are more fully described in the attached Proxy Statement.

         Only stockholders of record at the close of business on May 23, 2002, are entitled to notice of, and to vote at, the Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for inspection at Lahaina's headquarters located at 14001 East Iliff Avenue, Suite 704, Denver, CO 80014 during ordinary business hours for the ten-day period prior to the Meeting.

                                             BY ORDER OF THE BOARD OF DIRECTORS,

                                             /s/ Robert E. Altenbach
                                             Secretary

Denver, Colorado
May 28, 2002

                                    IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE MEETING. IF YOU DECIDE TO ATTEND THE MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

                           LAHAINA ACQUISITIONS, INC.
                       14001 eAST iLIFF aVENUE, SUITE 704
                                DENVER, CO 80014
                            ------------------------

                                 PROXY STATEMENT
                            ------------------------

                           FOR MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 18, 2002

         These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Lahaina Acquisitions, Inc., a Colorado corporation ("Lahaina"), for the Annual Meeting of Stockholders (the "Meeting") to be held at 14001 East Iliff Avenue, Suite 704, Denver, CO on Tuesday, June 18, 2002, at 9:00 A.M., Mountain Time, and at any adjournment or postponement of the Meeting. These proxy materials were first mailed to stockholders on or about May 28, 2002.

                               PURPOSE OF MEETING

         The specific proposals to be considered and acted upon at the Meeting are summarized in the accompanying Notice of Meeting of Stockholders. These proposals are described in more detail in this Proxy Statement.

                    VOTING RIGHTS AND SOLICITATION OF PROXIES

         Lahaina's Common Stock and Series B Preferred Stock are the only types of securities entitled to vote at the Meeting. On May 23, 2002, the record date for determination of stockholders entitled to vote at the Meeting, there were 30,789,827 shares of Common Stock and 1,650,000 shares of Series B Preferred Stock outstanding. Each stockholder of record on such date is entitled to one vote for each share of Common Stock and Series B Preferred Stock held by such stockholder on such date. Shares of Common Stock or Series B Preferred Stock may not be voted cumulatively. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

QUORUM REQUIRED

         Lahaina's bylaws provide that the holders of a majority of Lahaina's voting stock issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

VOTES REQUIRED

         PROPOSAL 1. Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Meeting. The five (5) nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted toward a nominee's total. Stockholders may not cumulate votes in the election of directors.

         PROPOSAL 2. Ratification of the appointment of Moore Stephens Frost as Lahaina's independent public accountants for the fiscal year ending September 30, 2002, requires the affirmative vote of a majority of those shares present in person, or represented by proxy. Abstentions and broker non-votes will not be counted as having been voted on the proposal.

         PROPOSAL 3. Adoption of the amendment to Lahaina's Articles of Incorporation, as amended, to change the name of Lahaina to "UCAP Incorporated" requires the affirmative vote of a majority of all outstanding shares. Abstentions and broker non-votes will not be counted as having been voted on the proposal.

         PROPOSAL 4. Approval and ratification of the Lahaina Acquisitions, Inc. Amended and Restated Stock Plan requires the affirmative vote of a majority of those shares present in person, or represented by proxy. Abstentions and broker non-votes will not be counted as having been voted on the proposal.

PROXIES

         Whether or not you are able to attend the Meeting, you are urged to complete and return the enclosed proxy, which is solicited by Lahaina's Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR Proposals Nos. 1, 2, 3 and 4 and in the discretion of the proxy holders as to other matters that may properly come before the Meeting. You may revoke or change your proxy at any time before the Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of Lahaina at Lahaina's principal executive offices before the beginning of the Meeting. You may also automatically revoke your proxy by attending the Meeting and voting in person. All shares represented by a valid proxy received prior to the Meeting will be voted.

SOLICITATION OF PROXIES

         Lahaina will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy and any additional soliciting material furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. Lahaina may reimburse brokerage houses, fiduciaries and custodians representing beneficial owners of shares for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram or other means by directors, officers, employees or agents of Lahaina. No additional compensation will be paid to these individuals for any such services.


                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         Pursuant to an amendment to Lahaina's Bylaws adopted by the Board on April 24, 2002, Lahaina currently has authorized up to twelve (12)directors. Four directors have been appointed and there are currently eight vacancies. At the Meeting, four (4) directors are to nominated to be re-elected, and one (1) new director to be elected to serve until Lahaina's 2003 annual meeting of stockholders or until their successors are elected and qualified. With respect to the remaining vacancies, we intend for such vacancies to remain vacant until our Board of Directors desires to fill such vacancies. Pursuant to our Bylaws, a vacancy on the Board of Directors may be filled by a majority of the directors then in office.

         The directors who are being nominated for election to the Board of Directors (collectively, the "Nominees"), their ages as of April 30, 2002, their positions and offices held with Lahaina and certain biographical information, are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form FOR the Nominees listed below unless otherwise instructed. In the event any Nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any Nominee who is unable or will decline to serve as a director. The five (5) Nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Meeting will be elected directors of Lahaina.


     NOMINEES           AGE     POSITIONS AND OFFICES HELD WITH LAHAINA

Dan E. Moudy            52       Chief Executive Officer, President and Director
Robert E. Altenbach     54       Director
Joe McAdams             58       Director
Florian Homm            42       Director
David Colwell           40       Chief Operating Officer

         Dan E. Moudy was elected the President and Chief Executive Officer and a director of Lahaina effective November 2, 2001. Mr. Moudy is an attorney who has worked in the public company acquisitions and mergers arena for many years. Since 1989, Mr. Moudy has been an independent consultant in the real estate and automobile dealership industries. He received both his undergraduate and law degrees from the University of Arkansas.

         Robert E. Altenbach was elected Secretary and as a director of Lahaina effective November 20, 2001 and April 4, 2000, respectively. Mr. Altenbach is a shareholder in the Atlanta, GA office of the law firm Greenberg Traurig LLP. Mr. Altenbach's law practice is primarily in the areas of corporate, finance and securities, having represented a number of public and private service and investment firms in financings, mergers and acquisitions, private placements and initial public offerings. Mr. Altenbach has practiced law in Atlanta since 1972 after receiving undergraduate and law degrees from the University of Tennessee.

         Joe McAdams was elected as a director of Lahaina effective November 1, 2000. Mr. McAdams is a publishing executive and has served as the President and Chief Executive Officer of Affinity Group, Inc. since 1991. Mr. McAdams served as President and Publisher of Adams Publishing Corporation from 1988 to 1991. Between 1987 and 1988, Mr. McAdams held the office of President and Publisher of Southern California Publishing Co., an amalgamation of Hearst Community Newspapers and Scripps Howard. Mr. McAdams has served in various other executive management positions since 1974. Mr. McAdams has a Masters degree in Business Administration from Loyola University and a B.A. from Southern Illinois University.

         Florian Homm was elected as a director of Lahaina effective November 1, 2001. Mr. Homm founded and helmed the Value Management & Research AG in 1993 which went public in 1998. He is an investment banker and venture capitalist who has backed more than fifty private and public companies worldwide. Prior to 1993, Mr. Homm was the Managing Partner of Tweedy Browne. Mr. Homm has a Bachelors degree from Harvard University and a Master of Business Administration degree from Harvard Business School.

         David Colwell was elected Chief Operating Officer of Lahaina on April 24, 2002. With 17 years management consulting and investment banking experience in the financial services industry, Mr. Colwell is the founder and CEO of the SDDC Group, a mortgage industry consulting firm focused on strategic planning, technology enablement and operations improvement. Mr. Colwell has a BS in Accounting and an MBA in Finance, both form Arizona State University.


BOARD OF DIRECTORS MEETINGS

         From October 1, 2000, through September 30, 2001, the Board of Directors held one meeting and acted by written consent in lieu of a meeting on eight occasions. During such period, each of the directors during the term of their tenure attended or participated in all of the meetings and consent actions of the Board of Directors. The Board of Directors currently has no committees.

         At the Board of Directors' meeting to be held immediately after the Meeting of Stockholders, the Board intends to form an Audit Committee and a Compensation Committee and to adopt policies and procedures with respect to operation of such Committees.

 DIRECTOR COMPENSATION

         Currently, directors of Lahaina who are also full-time employees of Lahaina receive no additional compensation for their services as directors. Additionally, each non-employee director of Lahaina currently receives no compensation for services on our Board of Directors.

EXECUTIVE COMPENSATION

         The following tables set forth certain information concerning compensation for Lahaina's named executive officers for the year ended September 30, 2001 and the year ended September 30, 2000:

                           SUMMARY COMPENSATION TABLE

                                      ------------------------------- ------------------------------------------
                                           Annual Compensation                 Long-term Compensation
                                      ------------------------------- ------------------------------------------
     Name and Principal       Year     Salary $      Other Annual       Stock Options (#)        All Other
          Position                                   Compensation                               Compensation
--------------------------- --------- ----------- ------------------- ---------------------- -------------------
L. Scott Demerau,             2001      13,985            --                   --                    --
President and                 2000     120,332            --                   --                    --
Chief Executive
Officer (1)
--------------------------- --------- ----------- ------------------- ---------------------- -------------------
Betty M. Sullivan -           2001      61,779            --                 500,000                 --
Executive Vice                2000      74,856            --                 525,000                 --
President and Chief
Operating Officer (2)
--------------------------- --------- ----------- ------------------- ---------------------- -------------------
Jacqueline L. Flynn           2001      72,536            --                 200,000                 --
- Chief Financial
Officer (3)

(1) Mr. Demerau resigned as President and Chief Executive Officer and Chairman of the Board of Directors of Lahaina effective September 30, 2001.
(2) Ms. Sullivan resigned as Executive Vice President and Chief Operating Officer of Lahaina effective September 30, 2001.
(3) Ms. Flynn became Chief Financial Officer of the Lahaina effective January 20, 2001, and the compensation above reflects compensation for the period beginning such date and ending on September 30, 2001. Ms. Flynn resigned as Chief Financial Officer of Lahaina effective September 30, 2001.

                      OPTION GRANTS IN THE LAST FISCAL YEAR

                            ------------------------------------------------------- ----------------------------------
                                                                                      Potential Realizable Value at
                                                                                      Assumed Annual Rates of Stock
                                                                                      Price Appreciation for Option
                                                Individual Grants                                 Term
                           ------------------------------------------------------- -----------------------------------
                                Number of
                                Securities      Percent of total
                                underlying      options granted     Exercise or
                             Options Granted    to employees in      base price        Expiration       5%       10%
           Name                    (#)            fiscal year         ($/Share)           Date         ($)       ($)
--------------------------- ------------------- ------------------- --------------- --------------- --------- --------
L. Scott Demerau                    0
--------------------------- ------------------- ------------------- --------------- --------------- --------- --------
Betty M. Sullivan              500,000 (1)             15%               $ .85         09/30/2006       0         0
--------------------------- ------------------- ------------------- --------------- --------------- --------- --------
Jacqueline L.Flynn             150,000 (2)            4.5%               $1.28         01/22/2006       0         0
--------------------------- ------------------- ------------------- --------------- --------------- --------- --------
                                50,000 (3)            1.5%               $1.50         10/01/2005       0         0

(1) Immediately vested options, exercisable at $.85 per share. Exercisable for five years from date of grant.
(2) Immediately vested options, exercisable at $1.28 per share. Exercisable for five years from date of grant.
(3) Immediately vested options, exercisable at $1.50 per share. Exercisable for five years from date of grant.


         No options were exercised by Mr. Demerau, Ms. Sullivan or Ms. Flynn in the fiscal year ended September 30, 2001.

STOCK OWNERSHIP

         The following table sets forth certain information with respect to the beneficial ownership of Lahaina's Common Stock and its Series B Preferred Stock as of September 30, 2001 for (i) each person or entity who is known by Lahaina to beneficially own five percent or more of the outstanding Common Stock of Lahaina, (ii) each of Lahaina's directors, (iii) each of the

Named Executive Officers (as defined above), and (iv) all directors and executive officers of Lahaina as a group:

                                              Number of Shares                Percent of Class
---------------------------------- -------------------------------------- ------------------------
            Beneficial Owner              Common             Series B      Common      Series B
                                                            Preferred                 Preferred
---------------------------------- --------------------- ---------------- --------- --------------
 William McCord                         10,790,522 (1)          --           40.0%        --
 161 Spurwink
 Hot Springs, AR 71913
---------------------------------- --------------------- ---------------- --------- --------------
 L. Scott Demerau                        4,287,355          1,650,000        15.9%       100%
 8645 Swiss Air Road
 Gainesville, GA 30506
---------------------------------- --------------------- ---------------- --------- --------------
 Julia Demerau                           2,358,500              --            8.7%        --
 8645 Swiss Air Road
 Gainesville, GA 30506
---------------------------------- --------------------- ---------------- --------- --------------
 William McCord                         10,790,522 (1)          --           63.7%        --
 L. Scott Demerau                        4,287,355          1,650,000        25.3%       100%
 Betty M. Sullivan                         994,260 (1)          --            5.9%        --
 Dan Moudy                                 347,400 (1)          --            2.1%        --
 Jacqueline L. Flynn                       200,000 (1)          --            1.2%        --
 Robert E. Altenbach                       150,000 (1)          --            0.9%        --
 Florian Hamm                              100,500 (1)          --            0.6%        --
 Joe McAdams                                     0              --            0.3%        --
---------------------------------- --------------------- ---------------- --------- --------------
 All directors and officers as a        16,920,037          1,650,000         %           --
 group (8 people)

         For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13(d)-3 of the Securities Exchange Act of 1934, as amended, under which, in general, a person is deemed to be the beneficial owner of a security if such person has or shares the power to vote or to direct the voting of the security or the power to dispose or to direct the disposition of the security, or if such person has the right to acquire beneficial ownership of the security within sixty days.

1) Includes shares that may be acquired upon exercise of employee stock options.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Several related entities and individuals have been parties to transactions with Lahaina during the course of the year ended September 30, 2001. L. Scott Demerau, former Chairman and CEO of Lahaina, Betty Sullivan, former COO of Lahaina, LJ Entertainment LLC (a related party), Kingdom Generals LLC, Judy Demerau, (principal in LJ Entertainment and Kingdom Generals) and Accent Associates LLC (a related party) provided short term funding for Lahaina. Advances by the parties are interest bearing at rates from 7.00% to 12.00%. At September 30, 2001, $120,000 was owed to L. Scott Demerau.

         Effective September 30, 2001, Mr. Demerau entered into a severance agreement within Lahaina. As part of the agreement, Mr. Demerau agreed to convert a portion of existing related party debt owing to him and to cancel his employment agreement with Lahaina and the attendant obligations owing to him thereunder for 1,500,000 shares of Common Stock. Mr. Demerau also agreed to use the balance of his notes to reimburse a portion of his 2001 employee compensation, to cover certain expenses relating to the proposed listing of Lahaina's stock on a German exchange and to guarantee the Swiss Air residential property lease payments through February 15, 2002.

                  On September 30, 2001, Lahaina sold, subject to certain consents and approvals, AMSI to Accent Management Group, LLC. The president and stockholder of Accent Management Group is Betty Sullivan who previously served as chief operating officer and as a director of Lahaina. She resigned from these positions effective September 30, 2001. The consideration for this transaction includes issuance of 6% preferred stock with an aggregate par value of $1,775,000 and Common Stock equal to ten percent of the outstanding Common Stock interest in AMSI. In addition, AMSI agreed to cancel $2,262,500 of outstanding intercompany accounts owed by Lahaina to AMSI as of that date. This consideration results in a gain on the sale of approximately $450,000 which was deferred pending receipt of the necessary consents and approvals. Such approvals and consents were received effective February 15, 2002.

                  On December 29, 2000, Lahaina acquired the personal residence of L. Scott Demerau, former Chairman and CEO for approximately $8,000,000. The price paid for the property was based upon an independent appraisal. The Board of Directors, including four (4) outside Directors, unanimously approved the transaction. Mr. Demerau abstained from the vote. Payment consisted of the assumption of a $2,500,000 first mortgage on the property, the issuance of $1,650,000 of preferred stock to Mr. Demerau, the transfer of the Beachside note receivable at an assigned value of $2,450,000 to Mr. Demerau, the cancellation of $1,000,000 of notes receivable for the exercise of 700,000 stock options held by Mr. Demerau, Betty Sullivan, Judy Demerau, and a promissory note to Mr. Demerau in the amount of $385,000.



RECOMMENDATION OF THE BOARD OF DIRECTORS

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED HEREIN.



                                 PROPOSAL NO. 2

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Lahaina is asking the stockholders to ratify the appointment of Moore Stephens Frost as Lahaina's independent public accountants for the fiscal year ending September 30, 2002. The affirmative vote of the holders of a majority of shares present or represented by proxy and voting at the Meeting will be required to ratify the appointment of Moore Stephens Frost .

         In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the appointment is ratified, our Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if our Board of Directors feels that such a change would be in Lahaina's and its stockholders' best interests.

Audit Fees

         Fees for the fiscal year 2001 audit and the review of Forms 10-Q are $96,325.

Financial Information Systems Design and Implementation Fees

         Moore Stephens Frost did not render any services related to financial information systems design and implementation for the fiscal year ended September 30, 2001.

No Other Fees

         There are no other fees for services rendered by Moore Stephens Frost for the fiscal year ended September 30, 2001.

         Prior to July 9, 1999, Lahaina's principal accountants were Kenneth A. Walters, P.A. As a result of the merger with Accent, Lahaina had engaged Deloitte & Touche LLP as its principal accounting firm. On September 22, 1999, Lahaina filed a current report on Form 8-K with the Securities and Exchange Commission notifying the commission of the change in Lahaina's certifying accountants. Lahaina had no disagreements with Kenneth A. Walters, PA on any substantive matters prior to his resignation.

         On July 6, 2000, Deloitte & Touche LLP resigned as principal accounting firm. On July 14, 2000, Lahaina filed a current report on Form 8-K with the Securities and Exchange Commission notifying the commission of Deloitte's action. On July 24, and September 27, 2000, Lahaina filed amendments on Form 8-K/A giving additional information about the change in accounting firms. On December 27, 2000 Lahaina filed an amendment on Form 8-K/A notifying the commission that Tauber & Balser, P.C. had been engaged as its principal accounting firm. Lahaina had no disagreements with Deloitte & Touche LLP on any substantive matters prior to their resignation.

         On November 14, 2001, Lahaina filed a current report on Form 8-K with the Securities and Exchange Commission notifying the commission that Lahaina had engaged Moore Stephens Frost as its principal accounting firm. On December 7, 2001 Lahaina filed amendments on Form 8-K/A giving additional information about the change in accounting firms. Lahaina had no disagreements with Tauber & Balser, P.C. on any substantive matters prior to their resignation.


RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF MOORE STEPHENS FROST TO SERVE AS LAHAINA'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2002.


                                 PROPOSAL NO. 3

                                 CHANGE OF NAME

         Lahaina is asking the Stockholders to approve an amendment to its Articles of Incorporation, as amended, to change the name of the company from "Lahaina Acquisitions, Inc." to "UCAP Incorporated." Attached to this Proxy Statement is Appendix A which contains the proposed amendment to the Articles of Incorporation, as amended.

         Adoption of the amendment to Lahaina's Articles of Incorporation, as amended, to change the name of Lahaina to "UCAP Incorporated" requires the affirmative vote of a majority of all outstanding shares. Abstentions and broker non-votes will not be counted as having been voted on the proposal.

         The Board of Directors believes that the name "UCAP Incorporated" more accurately reflects both the current primary nature of Lahiana's business, i.e., the mortgage banking business through United Capital Mortgage Corporation, as well as the intended primary business focus of Lahaina in the future.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE amendment to its Articles of Incorporation, as amended, to change the name of the company from "Lahaina Acquisitions, Inc." to "UCAP Incorporated."



                                   PROPOSAL 4
              APPROVAL AND RATIFICATION OF THE AMENDED AND RESTATED
                      LAHAINA ACQUISITIONS, INC. STOCK PLAN

         At the Meeting, Stockholders will be asked to approve and ratify the Lahaina Acquisitions, Inc. Amended and Restated Stock Plan as amended and restated effective April 26, 2002 (the "Plan"). The Plan became effective originally on October 1, 1999, and was amended and restated previously effective June 15, 2000. The Plan provides for the grant of stock options, including incentive stock options, restricted stock and stock appreciation rights (collectively, "stock rights"). The Board of Directors has adopted the Plan, subject to Stockholder approval.

WHY SHOULD YOU APPROVE THE PLAN?

         Lahaina believes that long term equity compensation in the form of stock rights is critical in order to attract qualified personnel to Lahaina and to retain and provide incentive to current personnel, particularly in light of the increasingly competitive environment for talented personnel. If the Plan is not approved at the Meeting, grants under the Plan will not be eligible to be incentive stock options.

WHAT ARE THE PURPOSES OF THE PLAN?

         The purposes of the Plan are to facilitate the ownership of Lahaina's stock by officers, other employees, directors and consultants of the company, thereby aligning their interests with those of Lahaina Stockholders, and to assist the company in attracting, motivating, and retaining key personnel.

WHAT ARE THE MAIN FEATURES OF THE PLAN?

         GRANT OF STOCK RIGHTS. Stock rights may be granted to key employees, including executive officers of Lahaina, its subsidiaries and affiliates, directors and consultants as determined by the Plan Committee, which Committee consists of two members of the board of Directors (the "Plan Committee"). The number of employees participating in the Plan will vary from year to year. The shares to be granted with respect to stock rights under the Plan shall be shares of Common Stock, which may consist, in whole or in part, of treasury stock or authorized but unissued stock not reserved for any other purpose, and may not exceed twenty percent (20%) of the outstanding shares of Common Stock on the first day of each fiscal year. There are currently 4,971,257 shares available under the Plan, of which approximately 4.42 million are outstanding. In the event of certain changes in Lahaina's capital structure affecting the Common Stock, the Plan Committee may make appropriate adjustments in the number and kinds of shares that may be awarded and in the number and kinds of shares covered by options then outstanding under the Plan, and, where applicable, exercise price of outstanding options under the Plan. The Plan will be administered by the Plan Committee.

         The Plan Committee may grant options to purchase shares of Common Stock that are either "qualified," which includes those awards that satisfy the requirements of Section 422 of the Internal Revenue Code for incentive stock options, or "nonqualified," which includes those awards that are not intended to satisfy the requirements of Section 422 of the Internal Revenue Code. Under the terms of the Plan, the exercise price of the options will, unless the Plan Committee determines otherwise in the case of nonqualified options, not be less than such Common Stock's fair market value at the time of grant. The exercise price of the options is payable in cash or its equivalent or by exchanging shares of Common Stock owned by the participant, through an arrangement with a broker approved by Lahaina where payment of the exercise price is accomplished with the proceeds of the sale of Common Stock, or by a combination of the foregoing.

         EXERCISE OF OPTIONS. The options will generally have a term of five (5) to ten (10) years, unless the Plan Committee specifies a shorter term, and will become exercisable following the performance of a minimum period of service or the satisfaction of performance goals, as determined by the Plan Committee. If an option holder ceases employment with Lahaina as a result of the holder's death, disability or retirement, the holder, or his or her beneficiary or legal representative, may exercise any then exercisable option for a period of one year, or a greater or lesser period as determined by the Plan Committee at grant, but in no event after the date the option otherwise expires. If an option holder's employment is terminated for any other reason, the holder may exercise any then exercisable option for a period not exceeding 60 days as determined by the Plan Committee, but in no event after the date the option otherwise expires; provided that if the holder's employment is terminated for cause all of his or her options will immediately terminate, regardless of whether then exercisable.

WHAT IS THE VALUE OF THE BENEFITS THAT DIRECTORS, EXECUTIVE OFFICERS AND EMPLOYEES CAN OBTAIN UNDER THE PLAN?

         Lahaina cannot currently determine the number of shares of Common Stock subject to options that may be granted in the future to executive officers, directors, employees and consultants under the Plan.

WHAT IS THE FEDERAL INCOME TAX CONSEQUENCES OF AWARDS OF OPTIONS?

         The Plan is not qualified under the provisions of section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

         NONQUALIFIED STOCK OPTIONS. On exercise of a nonqualified stock option granted under the Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of Common Stock acquired on exercise of the option over the exercise price. If the optionee is one of our employees, that income will be subject to the withholding of Federal income tax. The optionee's tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his holding period for those shares will begin on that date.

         If an optionee pays for shares of Common Stock on exercise of an option by delivering shares of our Common Stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee's tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee's tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The optionee's tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

         Lahaina will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for Lahaina and is reasonable in amount, and either the employee includes that amount in income or Lahaina timely satisfies its reporting requirements with respect to that amount.

         INCENTIVE STOCK OPTIONS. The Plan provides for the grant of stock options that qualify as "incentive stock options" as defined in section 422 of the Code. Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an incentive stock option. In addition, if the optionee holds a share received on exercise of an incentive stock option for at least two years from the date the option was granted and at least one year from the date the option was exercised (the "Required Holding Period"), the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder's tax basis in that share will be long-term capital gain or loss.

         If, however, an optionee disposes of a share acquired on exercise of an incentive stock option before the end of the Required Holding Period (a "Disqualifying Disposition"), the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

         An optionee who exercises an incentive stock option by delivering shares of Common Stock acquired previously pursuant to the exercise of an incentive stock option before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents "pyramiding" the exercise of an incentive stock option (that is, exercising an incentive stock option for one share and using that share, and others so acquired, to exercise successive incentive stock options) without the imposition of current income tax.

         For purposes of the alternative minimum tax, the amount by which the fair market value of a share of Common Stock acquired on exercise of an incentive stock option exceeds the exercise price of that option generally will be an adjustment included in the optionee's alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee's alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

         Lahaina is not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for Lahaina and is reasonable in amount, and either the optionee includes that amount in income or Lahaina timely satisfies its reporting requirements with respect to that amount.

         SECTION 162 LIMITATIONS. The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Code, which generally disallows a public company's tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 1994. Compensation that qualifies as "performance-based compensation" is excluded from the $1 million deductibility cap, and therefore remains fully deductible by Lahaina to the extent that Lahaina pays it. Lahaina intends that options granted to employees whom the Plan Committee expects to be covered employees at the time a deduction arises in connection with such options, will qualify as such "performance-based compensation," so that such options will not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect Lahaina's ability to ensure that options under the Plan will qualify as "performance-based compensation" that is fully deductible by Lahaina under Section 162(m).

         IMPORTANCE OF CONSULTING TAX ADVISER. The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any optionee may depend on his particular situation, each optionee should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an option or the disposition of Common Stock acquired on exercise of an option.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL AND RATIFICATION OF THE AMENDED AND RESTATED LAHAINA ACQUISITIONS, INC. STOCK PLAN.


                                  HOUSEHOLDING

         The SEC recently approved a new rule concerning the delivery of annual reports and proxy statements. It permits a single set of these reports to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding. In accordance with a notice sent earlier this year to certain beneficial shareholders who share a single address, only one annual report and proxy statement will be sent to that address unless any stockholder at that address gave contrary instructions. However, if any such beneficial stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, such stockholder may telephone 1-800-307-7603.

                  SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING

         Section 16(a) of the Exchange Act requires Lahaina's officers and directors, and persons who own more than ten percent of a registered class of Lahaina's equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE, and to furnish Lahaina with copies of the forms. Based on its review of the forms it received, or written representations from reporting persons, Lahaina believes that, during 2001, each of its officers, directors and greater than ten percent stockholders complied with all such filing requirements.

                     STOCKHOLDER PROPOSALS FOR 2003 MEETING

         Stockholder proposals intended to be presented at the 2003 Meeting of Stockholders must be received by Lahaina at its offices at 14001 East Iliff Avenue, Suite 704, Denver, CO , Attn: Secretary, not later than December 1, 2002 and satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in Lahaina's proxy statement for that meeting.

         Pursuant to new amendments to Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended, if a stockholder who intends to present a proposal at the 2003 Meeting of Stockholders does not notify Lahaina of such proposal on or prior to December 1, 2002, then management proxies would be allowed to use their discretionary voting authority to vote on the proposal when the proposal is raised at the Meeting, even though there is no discussion of the proposal in the 2003 Proxy Statement. Lahaina currently believes that the 2003 Meeting of Stockholders will be held during January, 2003.

                                  OTHER MATTERS

         The Board of Directors of Lahaina knows of no other matters to be presented for stockholder action at the Meeting. However, if other matters do properly come before the Meeting or any adjournments or postponements thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                           BY ORDER OF THE BOARD OF DIRECTORS,


                                           /s/ Robert E. Altenbach
                                           Secretary

Denver, Colorado
May 28, 2002

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE MEETING. IF YOU DECIDE TO ATTEND THE MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

         THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING.

                                   APPENDIX A

                     AMENDMENT TO ARTICLES OF INCORPORATION

                           LAHAINA ACQUISITIONS, INC.

--------------------------------------------------------------------------------

                                 THIRD AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                           LAHAINA ACQUISITIONS, INC.


         Lahaina Acquisitions, Inc. (the "Corporation"), a Colorado corporation formed pursuant to those certain Articles of Incorporation (as amended, the "Articles of Incorporation") filed of record with the Colorado Secretary of State on April 5, 1989, does hereby certify that:


                                       I.

         The name of the Corporation is LAHAINA ACQUISITIONS, INC.


                                       II.

         The Board of Directors of the Corporation, by written consent in lieu of a meeting, has duly adopted and approved this Third Amendment to Articles of Incorporation as of the 26th day of April, 2002.

                                      III.

         The Articles of Incorporation shall be amended by the deletion of
Article I in its entirety and by substituting the following therefor:

                                   "ARTICLE I
                                      NAME

         The name of the corporation shall be UCAP Incorporated."


                                       IV.

         The number of votes cast for the amendment(s) by each voting group entitled to vote separately on the amendment was sufficient for approval by that voting group.


         IN WITNESS WHEREOF, Lahaina Acquisitions, Inc. has caused this Third Amendment to Articles of Incorporation to be executed by its duly authorized officer as of the ___ day of ___________________, 2002.

                                     LAHAINA ACQUISITIONS, INC.

                                     By:
                                        ------------------------
                                     Name:
                                     Title:
ATTEST:

------------------------
Name:
Title:

                                   APPENDIX B

           LAHAINA ACQUISITIONS, INC. AMENDED AND RESTATED STOCK PLAN


                                    ATTACHED

                           LAHAINA ACQUISITIONS, INC.
                         AMENDED AND RESTATED STOCK PLAN


                                    ARTICLE I
                                   DEFINITIONS

         As used herein, the following terms have the following meanings unless the context clearly indicates to the contrary:

         1.1      "Award" shall mean a grant of Restricted Stock or an SAR.

         1.2      "Board" shall mean the Board of Directors of the Company.

         1.3 "Cause" (i) with respect to the Company or any subsidiary or affiliate which employs the recipient of an Award or Option (the "recipient") or for which such recipient primarily performs services, the commission by the recipient of an act of fraud, embezzlement, theft or proven dishonesty, or any other illegal act or practice (whether or not resulting in criminal prosecution or conviction), or any act or practice which the Committee shall, in good faith, deem to have resulted in the recipient's becoming unbondable under the Company's, the subsidiary's or the affiliate's fidelity bond; (ii) the willful engaging by the recipient in misconduct which is deemed by the Committee, in good faith, to be materially injurious to the Company, any subsidiary, or any affiliate, monetarily or otherwise, including, but not limited, improperly disclosing trade secrets or other confidential or sensitive business information and data about the Company or any subsidiaries or affiliates and competing with the Company or its subsidiaries and affiliates, or soliciting employees, consultants or customers of the Company in violation of law or any employment or other agreement to which the recipient is a party; or (iii) the willful and continued failure or habitual neglect by the recipient to perform his or her duties with the Company or the subsidiary or affiliate substantially in accordance with the operating and personnel policies and procedures of the Company or the subsidiary or affiliate generally applicable to all their employees. For purposes of this Plan, no act or failure to act by the recipient shall be deemed be "willful" unless done or omitted to be done by recipient not in good faith and without reasonable belief that the recipient's action or omission was in the best interest of the Company and/or the subsidiary or affiliate. Notwithstanding the foregoing, if the recipient has entered into an employment agreement that is binding as of the date of employment termination, and if such employment agreement defines "Cause," then the definition of "Cause" in such agreement shall apply to the recipient in this Plan. "Cause" under either (i), (ii) or (iii) shall be determined by the Committee.

         1.4 "Change in Control" shall mean any occurrence by which any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act), other than any person who is a shareholder of the Company on or before the Effective Date, by the acquisition or aggregation of securities is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50 percent or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company.

         1.5 "Code" shall mean the United States Internal Revenue Code of 1986, including effective date and transition rules (whether or not codified). Any reference herein to a specific section of the Code shall be deemed to include a reference to any corresponding provision of future law.

         1.6 "Committee" shall mean a committee of at least two Directors appointed from time to time by the Board, having the duties and authority set forth herein in addition to any other authority granted by the Board. In selecting the Committee, the Board shall consider (i) the benefits under Section 162(m) of the Code of having a Committee composed of "outside directors" (as that term is defined in the Code) for certain grants of Options to highly compensated executives, and (ii) the benefits under Rule 16b-3 of having a Committee composed of either the entire Board or a Committee of at least two Directors who are Non-Employee Directors for Options granted to or held by any
Section 16 Insider. At any time that the Board shall not have appointed a committee as described above, any reference herein to the Committee shall mean the Board.

         1.7 "Company" shall mean Lahaina Acquisitions, Inc. a Colorado Corporation.

         1.8 "Effective Date" of the original 1999 Stock Option Plan shall mean October 1, 1999, and for this Amended and Restated Plan shall mean April 24, 2002.

         1.9 "Director" shall mean a member of the Board and any person who is an advisory or honorary director of the Company if such person is considered a director for the purposes of Section 16 of the Exchange Act, as determined by reference to such Section 16 and to the rules, regulations, judicial decisions, and interpretative or "no-action" positions with respect thereto of the Securities and Exchange Commission, as the same may be in effect or set forth from time to time.

         1.10     "Exchange Act" shall mean the Securities Exchange Act of
1934, as amended. Any reference herein to a specific section of the Exchange Act shall be deemed to include a reference to any corresponding provision of future law.

         1.11 "Exercise Price" shall mean the price at which an Optionee may purchase a share of Stock under a Stock Option Agreement.

         1.12 "Fair Market Value" on any date shall mean (i) the closing sales price of the Stock, regular way, on such date on the national securities exchange having the greatest volume of trading in the Stock during the thirty-day period preceding the day the value is to be determined or, if such exchange was not open for trading on such date, the next preceding date on which it was open; (ii) if the Stock is not traded on any national securities exchange, the average of the closing high bid and low asked prices of the Stock on the over-the-counter market on the day such value is to be determined, or in the absence of closing bids on such day, the closing bids on the next preceding day on which there were bids; or (iii) if the Stock also is not traded on the over-the-counter market, the fair market value as determined in good faith by the Board or the Committee based on such relevant facts as may be available to the Board, which may include opinions of independent experts, the price at which recent sales have been made, the book value of the Stock, and the Company's current and future earnings.

         1.13 "Grantee" shall mean a person who is an Optionee or a person who has received an Award of Restricted Stock or an SAR.

         1.14 "Incentive Stock Option" shall mean an option to purchase any stock of the Company, which complies with and is subject to the terms, limitations and conditions of Section 422 of the Code and any regulations promulgated with respect thereto

         1.15 "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 under the Exchange Act, as the same may be in effect from time to time, or in any successor rule thereto, and shall be determined for all purposes under the Plan according to interpretative or "no-action" positions with respect thereto issued by the Securities and Exchange Commission.

         1.16 "Officer" shall mean a person who constitutes an officer of the Company for the purposes of Section 16 of the Exchange Act, as determined by reference to such Section 16 and to the rules, regulations, judicial decisions, and interpretative or "no-action" positions with respect thereto of the Securities and Exchange Commission, as the same may be in effect or set forth from time to time.

         1.17 "Option" shall mean an option, whether or not an Incentive Stock Option, to purchase Stock granted pursuant to the provisions of Article VI hereof.

         1.18 "Optionee" shall mean a person to whom an Option has been granted hereunder.

         1.19 "Permanent and Total Disability" shall have the same meaning as given to that term by Code Section 22(e)(3) and any regulations or rulings promulgated thereunder.

         1.20 "Plan" shall mean Lahaina Acquisitions, Inc. Amended and Restated Stock Plan, the terms of which are set forth herein.

         1.21 "Purchasable" shall refer to Stock which may be purchased by an Optionee under the terms of this Plan on or after a certain date specified in the applicable Stock Option Agreement.

         1.22 "Qualified Domestic Relations Order" shall have the meaning set forth in the Code or in the Employee Retirement Income Security Act of 1974, or the rules and regulations promulgated under the Code or such Act.

         1.23     "Reload Option" shall have the meaning set forth in Section
6.8 hereof.

         1.24 "Restricted Stock" shall mean Stock issued, subject to restrictions, to a Grantee pursuant to Article VII hereof.

         1.25 "Restriction Agreement" shall mean the agreement setting forth the terms of an Award, and executed by a Grantee as provided in Section
7.1 hereof.

         1.26 "SAR" means a stock appreciation right, which is the right to receive an amount equal to the appreciation, if any, in the Fair Market Value of a share of Stock from the date of the grant of the right to the date of its payment, all as provided in Article VIII hereof.

         1.27 "SAR Price" means the base value established by the Committee for an SAR on the date the SAR is granted and which is used in determining the amount of benefit, if any, paid to a Grantee.

         1.28 "Section 16 Insider" shall mean any person who is subject to the provisions of Section 16 of the Exchange Act, as provided in Rule 16a-2 promulgated pursuant to the Exchange Act.

         1.29 "Stock" shall mean the common stock, no par value per share, of the Company or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for shares of a different stock or securities of the Company or some other entity, such other stock or securities.

         1.30 "Stock Option Agreement" shall mean an agreement between the Company and an Optionee under which the Optionee may purchase Stock hereunder, a sample form of which is attached hereto as Exhibit A (which form may be varied by the Committee in granting an Option).


                                   ARTICLE II
                                    THE PLAN

         2.1 Name. This Plan shall be known as "Lahaina Acquisitions, Inc. Amended and Restated Stock Plan."

         2.2 Purpose. The purpose of the Plan is to advance the interests of the Company, its subsidiaries, its affiliates that perform services for the Company and its subsidiaries, and its shareholders by affording certain employees and Directors of the Company and its subsidiaries and affiliates, as well as key consultants and advisors to the Company or any subsidiary or affiliate, an opportunity to acquire or increase their proprietary interests in the Company. The objective of the issuance of the Options and Awards is to promote the growth and profitability of the Company, its subsidiaries and its affiliates because the Grantees will be provided with an additional incentive to achieve the Company's objectives through participation in its success and growth and by encouraging their continued association with or service to the Company.

         2.3 Effective Date. The Plan originally became effective on October 1, 1999; as amended and restated, it became effective on April 24, 2002.

         2.4 Shareholder Approval. If shareholder approval is required by the Code for Incentive Stock Options and such shareholder approval has not been obtained (or is not obtained within 12 months thereof), any Incentive Stock Options issued under the Plan shall automatically become options which do not qualify as Incentive Stock Options.


                                   ARTICLE III
                                  PARTICIPANTS

         The class of persons eligible to participate in the Plan shall consist of all persons whose participation in the Plan the Committee determines to be in the best interests of the Company which shall include, but not be limited to, all Directors and employees, including but not limited to executive personnel, of the Company or any subsidiary or affiliate, as well as key consultants and advisors to the Company or any subsidiary or affiliate.


                                   ARTICLE IV
                                 ADMINISTRATION

         4.1 Duties and Powers of the Committee. The Plan shall be administered by the Committee. The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it may deem necessary. The Committee shall have the power to act by unanimous written consent in lieu of a meeting, and to meet by telephone. In administering the Plan, the Committee's actions and determinations shall be binding on all interested parties. The Committee shall have the power to grant Options or Awards in accordance with the provisions of the Plan and may grant Options and Awards singly, in combination, or in tandem. Subject to the provisions of the Plan, the Committee shall have the discretion and authority to determine those individuals to whom Options or Awards will be granted and whether such Options shall be accompanied by the right to receive Reload Options, the number of shares of Stock subject to each Option or Award, such other matters as are specified herein, and any other terms and conditions of a Stock Option Agreement or Restriction Agreement. The Committee shall also have the discretion and authority to delegate to any Officer its powers to grant Options or Awards under the Plan to any person who is an employee of the Company but not an Officer or Director. To the extent not inconsistent with the provisions of the Plan, the Committee may give a Grantee an election to surrender an Option or Award in exchange for the grant of a new Option or Award, and shall have the authority to amend or modify an outstanding Stock Option Agreement or Restriction Agreement, or to waive any provision thereof, provided that the Grantee consents to such action.

         4.2 Interpretation; Rules. Subject to the express provisions of the Plan, the Committee also shall have complete authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the details and provisions of each Stock Option Agreement, and to make all other determinations necessary or advisable for the administration of the Plan, including, without limitation, the amending or altering of the Plan and any Options or Awards granted hereunder as may be required to comply with or to conform to any federal, state, or local laws or regulations.

         4.3 No Liability. Neither any member of the Board nor any member of the Committee shall be liable to any person for any act or determination made in good faith with respect to the Plan or any Option or Award granted hereunder.

         4.4 Majority Rule. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority at a meeting at which a quorum is present, or any action taken without a meeting evidenced by a writing executed by all the members of the Committee, shall constitute the action of the Committee.

         4.5 Company Assistance. The Company shall supply full and timely information to the Committee on all matters relating to eligible persons, their employment, death, retirement, disability, or other termination of employment, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.


                                    ARTICLE V
                         SHARES OF STOCK SUBJECT TO PLAN

         5.1 Limitations. Subject to any antidilution adjustment pursuant to the provisions of Section 5.2 hereof and the next sentence, the maximum aggregate number of shares of Stock that may be issued hereunder shall be limited as set forth below, and not more than 750,000 shares of Stock may be made subject to Options to any individual in the aggregate in any one fiscal year of the Company, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code. The number of shares of Stock available for issuance hereunder shall automatically be established on the first trading day following the end of each fiscal year of the Company at an amount equal to twenty percent (20%) of the shares of Stock outstanding on such trading day (subject to adjustment under Section 5.2). Any or all shares of Stock subject to the Plan may be issued in any combination of Incentive Stock Options, non-Incentive Stock Options, Restricted Stock, or SARs, and the amount of Stock subject to the Plan may be increased from time to time in accordance with Article X, provided that the total number of shares of Stock issuable pursuant to Incentive Stock Options may not be increased to more than 2,000,000 (other than pursuant to anti-dilution adjustments and the annual increase provided above) without shareholder approval. Shares subject to an Option or issued as an Award may be either authorized and unissued shares or shares issued and later acquired by the Company. The shares covered by any unexercised portion of an Option or Award that has terminated for any reason (except as set forth in the following paragraph), or any forfeited portion of an Option or Award, and shares tendered for cashless exercise and withheld for taxes may again be optioned or awarded under the Plan, and such shares shall not be considered as having been optioned or issued in computing the number of shares of Stock remaining available for option or award hereunder.

         If Options are issued in respect of options to acquire stock of any entity acquired, by merger or otherwise, by the Company (or any subsidiary of the Company), to the extent that such issuance shall not be inconsistent with the terms, limitations and conditions of Code Section 422 or Rule 16b-3 under the Exchange Act, the aggregate number of shares of Stock for which Options may be granted hereunder shall automatically be increased by the number of shares subject to the Options so issued; provided, however, that the aggregate number of shares of Stock for which Options may be granted hereunder shall automatically be decreased by the number of shares covered by any unexercised portion of an Option so issued that has terminated for any reason, and the shares subject to any such unexercised portion may not be optioned to any other person.

         5.2      Antidilution.

                  (a) If (1) the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or any other entity by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination or exchange of shares, or stock split or stock dividend, (2) any spin-off, spin-out or other distribution of assets materially affects the price of the Company's stock, or
(3) there is any assumption and conversion to the Plan by the Company of an acquired company's outstanding option grants, then:

                           (i)      the aggregate number and kind of shares of
Stock for which Options or Awards may be granted hereunder shall be adjusted proportionately by the Committee; and

                           (ii)     the rights of Optionees (concerning the
number of shares subject to Options and the Exercise Price) under outstanding Options and the rights of the holders of Awards (concerning the terms and conditions of the lapse of any then-remaining restrictions), shall be adjusted proportionately by the Committee.

                  (b) In the event of an anticipated Change in Control or the Company shall be a party to any reorganization, involving merger, consolidation, or acquisition of the stock or substantially all the assets of the Company, the Board or the Committee, in its discretion, may:

                           (i)      notwithstanding  other  provisions  hereof,
declare that all Options granted under the Plan shall become exercisable immediately notwithstanding the provisions of the respective Stock Option Agreements regarding exercisability, that all such Options shall terminate 90 days after the Committee gives written notice of the immediate right to exercise all such Options and of the decision to terminate all Options not exercised within such 90-day period, and that all then-remaining restrictions pertaining to Awards under the Plan shall immediately lapse; and/or

                           (ii)     notify all Grantees that all Options or
Awards granted under the Plan shall be assumed by the successor corporation or substituted on an equitable basis with options or restricted stock issued by such successor corporation.

                  (c) If the Company is to be liquidated or dissolved in connection with a reorganization described in Section 5.2(b), the provisions of such Section shall apply. In all other instances, the adoption of a plan of dissolution or liquidation of the Company shall, notwithstanding other provisions hereof, cause all then-remaining restrictions pertaining to Awards under the Plan to lapse, and shall cause every Option outstanding under the Plan to terminate to the extent not exercised prior to the adoption of the plan of dissolution or liquidation by the shareholders, provided that, notwithstanding other provisions hereof, the Committee may declare all Options granted under the Plan to be exercisable at any time on or before the fifth business day following such adoption notwithstanding the provisions of the respective Stock Option Agreements regarding exercisability.

                  (d)      The adjustments described in paragraphs (a) through
(c) of this Section 5.2, and the manner of their application, shall be determined solely by the Board or the Committee, and any such adjustment may provide for the elimination of fractional share interests; provided, however, that any adjustment made by the Board or the Committee shall be made in a manner that will not cause an Incentive Stock Option to be other than an Incentive Stock Option under applicable statutory and regulatory provisions. The adjustments required under this Article V shall apply to any successors of the Company and shall be made regardless of the number or type of successive events requiring such adjustments.

                                   ARTICLE VI
                                     OPTIONS

         6.1       Types of Options Granted. The Committee may, under this
Plan, grant either Incentive Stock Options or Options which do not qualify as Incentive Stock Options. Within the limitations provided in this Plan, both types of Options may be granted to the same person at the same time, or at different times, under different terms and conditions, as long as the terms and conditions of each Option are consistent with the provisions of the Plan. Without limitation of the foregoing, Options may be granted subject to conditions based on the financial performance of the Company or any other factor the Committee deems relevant.

         6.2 Option Grant and Agreement. Each Option granted hereunder shall be evidenced by minutes of a meeting or the written consent of the Committee and by a written Stock Option Agreement executed by the Company and the Optionee. The terms of the Option, including the Option's duration, time or times of exercise, exercise price, whether the Option is intended to be an Incentive Stock Option, and whether the Option is to be accompanied by the right to receive a Reload Option, shall be stated in the Stock Option Agreement. No Incentive Stock Option may be granted more than ten years after the earlier to occur of the Effective Date or the date the Plan is approved by the Company's shareholders.

         Separate Stock Option Agreements may be used for Options intended to be Incentive Stock Options and those not so intended, but any failure to use such separate agreements shall not invalidate, or otherwise adversely affect the Optionee's interest in, the Options evidenced thereby.

         6.3 Optionee Limitation. The Committee shall not grant an Incentive Stock Option to any person who, at the time the Incentive Stock Option is granted:

                  (a) is not an employee of the Company or any of its subsidiaries; or

                  (b) owns or is considered to own stock possessing at least 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations; provided, however, that this limitation shall not apply if at the time an Incentive Stock Option is granted the Exercise Price is at least 110% of the Fair Market Value of the Stock subject to such Option and such Option by its terms would not be exercisable after five years from the date on which the Option is granted.

         6.4 $100,000 Limitation. Except as provided below, the Committee shall not grant an Incentive Stock Option to, or modify the exercise provisions of outstanding Incentive Stock Options held by, any person who, at the time the Incentive Stock Option is granted (or modified), would thereby receive or hold any Incentive Stock Options of the Company and any parent or subsidiary of the Company, such that the aggregate Fair Market Value (determined as of the respective dates of grant or modification of each option) of the stock with respect to which such Incentive Stock Options are exercisable for the first time during any calendar year is in excess of $100,000 (or such other limit as may be prescribed by the Code from time to time); provided that the foregoing restriction on modification of outstanding Incentive Stock Options shall not reclude the Committee from modifying an outstanding Incentive Stock Option if, as a result of such modification and with the consent of the Optionee, such Option no longer constitutes an Incentive Stock Option; and provided that, if the $100,000 limitation (or such other limitation prescribed by the Code) described in this Section 6.4 is exceeded, the Incentive Stock Option, the granting or modification of which resulted in the exceeding of such limit, shall be treated as an Incentive Stock Option up to the limitation and the excess shall be treated as an Option not qualifying as an Incentive Stock Option.

         6.5 Exercise Price. The Exercise Price of the Stock subject to each Option shall be determined by the Committee. Subject to the provisions of
Section 6.3(b) hereof, the Exercise Price of an Incentive Stock Option may be less than or more than the Fair Market Value of the Stock as of the date the Option is granted (or in the case of an Incentive Stock Option that is subsequently modified, on the date of such modification).

         6.6 Exercise Period. The period for the exercise of each Option granted hereunder shall be determined by the Committee, but the Stock Option Agreement with respect to each Option intended to be an Incentive Stock Option shall provide that such Option shall not be exercisable after the expiration of ten years from the date of grant (or modification) of the Option. In addition, no Incentive Stock Option granted under the Plan shall be exercisable prior to shareholder approval of the Plan.

         6.7      Option Exercise.

                  (a) Unless otherwise provided in the Stock Option Agreement or Section 6.6 hereof, an Option may be exercised at any time or from time to time during the term of the Option as to any or all full shares which have become Purchasable under the provisions of the Option, but not at any time as to less than 100 shares unless the remaining shares that have become so Purchasable are less than 100 shares. The Committee shall have the authority to prescribe in any Stock Option Agreement that the Option may be exercised only in accordance with a vesting schedule during the term of the Option.

                  (b) An Option shall be exercised by (i) delivery to the Company at its principal office a written notice of exercise with respect to a specified number of shares of Stock and (ii) payment to the Company at that office of the full amount of the Exercise Price for such number of shares in accordance with Section 6.7(c). If requested by an Optionee, an Option may be exercised with the involvement of a stockbroker in accordance with the federal margin rules set forth in Regulation T (in which case the certificates representing the underlying shares will be delivered by the Company directly to the stockbroker).

                  (c) The Exercise Price is to be paid in full in cash upon the exercise of the Option and the Company shall not be required to deliver certificates for the shares purchased until such payment has been made; provided, however, that in lieu of cash, all or any portion of the Exercise Price may be paid by tendering to the Company shares of Stock duly endorsed for transfer and owned by the Optionee, or by authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in each case to be credited against the Exercise Price at the Fair Market Value of such shares on the date of exercise (however, no fractional shares may be so transferred, and the Company shall not be obligated to make any cash payments in consideration of any excess of the aggregate Fair Market Value of shares transferred over the aggregate Exercise Price); provided further, that the Board may provide in a Stock Option Agreement (or may otherwise determine in its sole discretion at the time of exercise) that, in lieu of cash or shares, all or a portion of the Exercise Price may be paid by the Optionee's execution of a recourse note equal to the Exercise Price or relevant portion thereof, subject to compliance with applicable state and federal laws, rules and regulations.

                  (d) In addition to and at the time of payment of the Exercise Price, the Optionee shall pay to the Company in cash the full amount of any federal, state, and local income, employment, or other withholding taxes applicable to the taxable income of such Optionee resulting from such exercise. However, in the discretion of the Committee any Stock Option Agreement may provide that all or any portion of such tax obligations, together with additional taxes not exceeding the actual additional taxes to be owed by the Optionee as a result of such exercise, may, upon the irrevocable election of the Optionee, be paid by tendering to the Company whole shares of Stock duly endorsed for transfer and owned by the Optionee, or by authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in either case in that number of shares having a Fair Market Value on the date of exercise equal to the amount of such taxes thereby being paid, and subject to such restrictions as to the approval and timing of any such election as the Committee may from time to time determine to be necessary or appropriate to satisfy the conditions of the exemption set forth in Rule 16b-3 under the Exchange Act, if such rule is applicable.

                  (e) The holder of an Option shall not have any of the rights of a shareholder with respect to the shares of Stock subject to the Option until such shares have been issued and transferred to the Optionee upon the exercise of the Option.

         6.8      Reload Options.

                  (a) The Committee may specify in a Stock Option Agreement (or may otherwise determine in its sole discretion) that a Reload Option shall be granted, without further action of the Committee, (i) to an Optionee who exercises an Option (including a Reload Option) by surrendering shares of Stock in payment of amounts specified in Sections 6.7(c) or 6.7(d) hereof, (ii) for the same number of shares as are surrendered to pay such amounts, (iii) as of the date of such payment and at an Exercise Price equal to the Fair Market Value of the Stock on such date, and (iv) otherwise on the same terms and conditions as the Option whose exercise has occasioned such payment, subject to such other conditions or terms as the Committee shall specify at the time such exercised Option is granted.

                  (b) Unless provided otherwise in the Stock Option Agreement, a Reload Option may not be exercised by an Optionee (i) prior to the end of a one-year period from the date that the Reload Option is granted, and
(ii) unless the Optionee retains beneficial ownership of the shares of Stock issued to such Optionee upon exercise of the Option referred to above in Section 6.8(a)(i) for a period of one year from the date of such exercise.

         6.9 Nontransferability of Option. No Option shall be transferable by an Optionee other than by will or the laws of descent and distribution or, in the case of Options other than Incentive Stock Options, pursuant to a Qualified Domestic Relations Order, and no Option shall be transferable by an Optionee who is a Section 16 Insider prior to shareholder approval of the Plan. During the lifetime of an Optionee, Options shall be exercisable only by such Optionee (or by such Optionee's guardian or legal representative, should one be appointed).

         6.10 Termination of Employment or Service. The Committee shall have the power to specify, with respect to the Options granted to a particular Optionee, the effect upon such Optionee's right to exercise an Option of termination of such Optionee's employment or service under various circumstances, which effect may include immediate or deferred termination of such Optionee's rights under an Option, or acceleration of the date at which an Option may be exercised in full; provided, however, that in no event may an Incentive Stock Option be exercised after the expiration of ten years from the date of grant thereof. Unless a Stock Option Agreement specifically provides otherwise, in the event the recipient of an Option or Award is terminated from his or her employment or other service to the Company or its subsidiaries for Cause, Options and Awards, whether vested or unvested, granted to such person shall terminate immediately and shall not thereafter be exercisable.

         6.11     Employment Rights. Nothing in the Plan or in any Stock
Option Agreement shall confer on any person any right to continue in the employ of the Company or any of its subsidiaries, or shall interfere in any way with the right of the Company or any of its subsidiaries to terminate such person's employment at any time.

         6.12 Certain Successor Options. To the extent not inconsistent with the terms, limitations and conditions of Code Section 422 and any regulations promulgated with respect thereto, an Option issued in respect of an option held by an employee to acquire stock of any entity acquired, by merger or otherwise, by the Company (or any subsidiary of the Company) may contain terms that differ from those stated in this Article VI, but solely to the extent necessary to preserve for any such employee the rights and benefits contained in such predecessor option, or to satisfy the requirements of Code Section 424(a).

         6.13 Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable on an accelerated basis in the event that a Change in Control occurs with respect to the Company (and the Committee shall have the discretion to modify the definition of a Change in Control in a particular Option Agreement). If the Committee finds that there is a reasonable possibility that, within the succeeding six months, a Change in Control will occur with respect to the Company, then the Committee may determine that all outstanding Options shall be exercisable on an accelerated basis.


                                   ARTICLE VII
                                RESTRICTED STOCK

         7.1 Awards of Restricted Stock. The Committee may grant Awards of Restricted Stock, which shall be governed by a Restriction Agreement between the Company and the Grantee. Each Restriction Agreement shall contain such restrictions, terms, and conditions as the Committee may, in its discretion, determine, and may require that an appropriate legend be placed on the certificates evidencing the subject Restricted Stock. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted, provided that the Grantee has executed the Restriction Agreement governing the Award, the appropriate blank stock powers, and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such shares. If a Grantee shall fail to execute the foregoing documents within any time period prescribed by the Committee, the Award shall be void. At the discretion of the Committee, shares issued in connection with an Award may be held by the Company for the account of the Grantee or deposited together with the stock powers with an escrow agent designated by the Committee. Unless the Committee determines otherwise and as set forth in the Restriction Agreement, upon issuance of the shares, the Grantee shall have all of the rights of a shareholder with respect to such shares, including the right to vote the shares and to receive all dividends or other distributions paid or made with respect to the shares. Unless the Committee determines otherwise, not more than 20,000 shares of Restricted Stock may be awarded to any individual in the aggregate in any one fiscal year of the Company, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code.

         7.2 Non-Transferability. Until any restrictions upon Restricted Stock awarded to a Grantee shall have lapsed in a manner set forth in Section 7.3, such shares of Restricted Stock shall not be transferable other than by will or the laws of descent and distribution, or pursuant to a Qualified Domestic Relations Order, nor shall they be delivered to the Grantee.

         7.3 Lapse of Restrictions. Restrictions upon Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may, in its discretion, determine at the time the Award is granted or thereafter.

         7.4 Termination of Employment. The Committee shall have the power to specify, with respect to each Award granted to any particular Grantee, the effect upon such Grantee's rights with respect to such Restricted Stock of the termination of such Grantee's employment under various circumstances, which effect may include immediate or deferred forfeiture of such Restricted Stock or acceleration of the date at which any then-remaining restrictions shall lapse.

         7.5 Treatment of Dividends. At the time an Award of Restricted Stock is made the Committee may, in its discretion, determine that the payment to the Grantee of any dividends, or a specified portion thereof, declared or paid on such Restricted Stock shall be (i) deferred until the lapsing of the relevant restrictions and (ii) held by the Company for the account of the Grantee until such lapsing. In the event of such deferral, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum determined by the Committee. Payment of deferred dividends, together with interest thereon, shall be made upon the lapsing of restrictions imposed on such Restricted Stock, and any dividends deferred (together with any interest thereon) in respect of Restricted Stock shall be forfeited upon any forfeiture of such Restricted Stock.

         7.6 Delivery of Shares. Except as provided otherwise in Article IX below, within a reasonable period of time following the lapse of the restrictions on shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such shares and such shares shall be free of all restrictions hereunder.


                                  ARTICLE VIII
                            STOCK APPRECIATION RIGHTS

         8.1 SAR Grants. The Committee, in its sole discretion, may grant to any Grantee an SAR. The Committee may impose such conditions or restrictions on the exercise of any SAR as it may deem appropriate, including, without limitation, restricting the time of exercise of the SAR to specified periods as may be necessary to satisfy the requirements of Rule 16b-3. Unless the Committee determines otherwise, an SAR providing for not more than 20,000 equivalent shares of Stock may be awarded to any individual in the aggregate in any one fiscal year of the Company, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code.

         8.2 Determination of Price. The SAR Price shall be established by the Committee in its sole discretion. The SAR Price shall not be less than 100% of the Fair Market Value of the Stock on the date the SAR is granted for an SAR issued in tandem with an Incentive Stock Option.

         8.3 Exercise of an SAR. Upon exercise of an SAR, the Grantee shall be entitled, subject to the terms and conditions of this Plan and the Agreement, to receive the excess for each share of Stock being exercised under the SAR of (i) the Fair Market Value of such share of Stock on the date of exercise over (ii) the SAR Price for such share of Stock.

         8.4 Payment for an SAR. At the sole discretion of the Committee, the payment of such excess shall be made in (i) cash, (ii) shares of Stock, or
(iii) a combination of both. Shares of Stock used for this payment shall be valued at their Fair Market Value on the date of exercise of the applicable SAR.

         8.5 Status of an SAR under the Plan. Shares of Stock subject to an Award of an SAR shall be considered shares of Stock which may be issued under the Plan for purposes of Section 5.1 hereof, unless the Agreement making the Award of the SAR provides that the exercise of such SAR results in the termination of an unexercised Option for the same number of shares of Stock.

         8.6 Termination of Employment. The Committee shall have the power to specify, with respect to each SAR granted to any particular Grantee, the effect upon such Grantee's rights with respect to such SAR of the termination of such Grantee's employment under various circumstances, which effect may include immediate or deferred forfeiture of such SAR or acceleration of the date at which any then-remaining restrictions shall lapse.

         8.7 No Shareholder Rights. The Grantee shall have no rights as a shareholder with respect to an SAR. In addition, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or rights except as provided in Section 5.2 hereof.

                                   ARTICLE IX
                               STOCK CERTIFICATES

         The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or any portion thereof, or deliver any certificate for shares of Restricted Stock granted hereunder, prior to fulfillment of all of the following conditions:

         (a) The admission of such shares to listing on all stock exchanges on which the Stock is then listed;

         (b) The completion of any registration or other qualification of such shares which the Committee shall deem necessary or advisable under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body;

         (c) The obtaining of any approval or other clearance from any federal or state governmental agency or body which the Committee shall determine to be necessary or advisable; and

         (d) The lapse of such reasonable period of time following the exercise of the Option as the Board from time to time may establish for reasons of administrative convenience.

         Stock certificates issued and delivered to Grantees shall bear such restrictive legends as the Company shall deem necessary or advisable pursuant to applicable federal and state securities laws.


                                    ARTICLE X
                            TERMINATION AND AMENDMENT

         10.1 Termination and Amendment. The Board may at any time terminate the Plan, and may at any time and from time to time and in any respect amend the Plan; provided, however, that the Board (unless its actions are approved or ratified by the shareholders of the Company within twelve months of the date that the Board amends the Plan) may not amend the Plan to:

                  (a) Increase the total number of shares of Stock issuable pursuant to Incentive Stock Options, except as contemplated in Sections 5.1 and 5.2;

                  (b) Change the class of employees eligible to receive Incentive Stock Options that may participate in the Plan; or

                  (c) Otherwise materially increase the benefits accruing to recipients of Incentive Stock Options under the Plan.

         10.2 Effect on Grantee's Rights. No termination, amendment, or modification of the Plan shall affect adversely a Grantee's rights under a Stock Option Agreement or Restriction Agreement without the consent of the Grantee or his legal representative.


                                   ARTICLE XI
                    RELATIONSHIP TO OTHER COMPENSATION PLANS

         The adoption of the Plan shall not affect any other stock option, incentive, or other compensation plans in effect for the Company or any of its subsidiaries; nor shall the adoption of the Plan preclude the Company or any of its subsidiaries from establishing any other form of incentive or other compensation plan for employees or Directors of the Company or any of its subsidiaries.

                                   ARTICLE XII
                                  MISCELLANEOUS

         12.1 Replacement or Amended Grants. At the sole discretion of the Committee, and subject to the terms of the Plan, the Committee may modify outstanding Options or Awards or accept the surrender of outstanding Options or Awards and grant new Options or Awards in substitution for them. However, no modification of an Option or Award shall adversely affect a Grantee's rights under a Stock Option Agreement or Restriction Agreement without the consent of the Grantee or his legal representative.

         12.2 Forfeiture for Competition. If a Grantee provides services to a competitor of the Company or any of its subsidiaries, whether as an employee, officer, director, independent contractor, consultant, agent, or otherwise, such services being of a nature that can reasonably be expected to involve the skills and experience used or developed by the Grantee while an employee of the Company or subsidiary, then that Grantee's rights under any Options outstanding hereunder shall be forfeited and terminated, and any shares of Restricted Stock held by such Grantee subject to remaining restrictions shall be forfeited, subject in each case to a determination to the contrary by the Committee.

         12.3 Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company.

         12.4 Singular, Plural; Gender. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

         12.5 Headings, etc., No Part of Plan. Headings of Articles and Sections hereof are inserted for convenience and reference; they do not constitute part of the Plan.

         12.6 Interpretation. With respect to Section 16 Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Plan administrators fails to so comply, it shall be deemed void to the extent permitted by law and deemed advisable by the Plan administrators.

PROXY                     LAHAINA ACQUISITIONS, INC.                       PROXY
              14001 EAST ILIFF AVENUE, SUITE 704, DENVER, CO 80014

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           LAHAINA ACQUISITIONS, INC.
            FOR THE MEETING OF STOCKHOLDERS TO BE HELD JUNE 18, 2002

The undersigned holder of Common Stock, no par value, of Lahaina Acquisitions, Inc. ("Lahaina") hereby appoints Dan Moudy and Robert E. Altenbach, or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this Proxy all Common Stock of Lahaina that the undersigned stockholder would be entitled to vote if personally present at the Meeting of Stockholders (the "Meeting") to be held on Tuesday, June 18, 2002 at 9:00 am, Mountain Time, at 14001 East Iliff Avenue, Suite 704, Denver, CO and at any adjournments or postponements of the Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore executed for such matters.

This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4 AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of Lahaina either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Meeting and voting in person.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 and 4.

PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

1. To re-elect Messrs. Moudy, Altenbach, McAdams and Homm and to elect Mr. Colwell to the Board of Directors for a term ending upon the 2003 Meeting of Stockholders or until their successors are elected and qualified.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

2. To ratify the appointment of Moore Stephens Frost as Lahaina's independent accountants for the fiscal year ending September 30, 2002.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

3. To approve an amendment of Lahaina's Amended and Restated Articles of Incorporation, and to authorize the Board of Directors, to change the name of the company to "UCAP Incorporated."

                 [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

4. To approve and ratify the Lahaina Acquisitions, Inc. Amended and Restated Stock Plan.

                 [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt of the accompanying Notice of Meeting of Stockholders and Proxy Statement.


                                               Dated:_____________________, 2002


                                               _________________________________
                                               Signature

                                               _________________________________
                                               Signature, if held jointly


Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in-fact or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.